UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

Soundview Home Loan Trust 2007-1
(as issuing entity)

Financial Asset Securities Corp.
(as depositor)

Greenwich Capital Financial Products, Inc.
(as sponsor)

Delaware	333-130961-38	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On February 28, 2007, a single series of certificates, entitled Soundview Home Loan Trust 2007-1, Asset-Backed Certificates, Series 2007-1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Ocwen Loan Servicing, LLC as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8A Certificates”, “Class M-8B Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-X Certificates”, the “Class X Certificates” and the “Class FL Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $630,045,189 as of February 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to (i) the Assignment and Recognition Agreement, dated February 2, 2007, among Greenwich Capital Financial Products, Inc. (the “Seller”), the Depositor and Ameriquest Mortgage Company (an “Originator”), (ii) the Assignment and Recognition Agreement, dated February 1, 2007, among the Seller, the Depositor and Mortgage Network Inc. (an “Originator”), (iii) the Mortgage Loan Purchase Agreement, dated February 23, 2007, between the Seller and the Depositor, and (iv) an Omnibus Assignment Agreement, dated February 1, 2007, between the Seller and the Depositor, as applicable. The Class I-A-1 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8A Certificates, the Class M-8B Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated February 23, 2007 (the “Underwriting Agreement”) between the Depositor and the Underwriter. The Class R Certificates, the Class R-X Certificates, the Class X Certificates and the Class FL Certificates were also sold by the Depositor to the Underwriter pursuant to the Underwriting Agreement. The Class C Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$ 227,948,000	Variable
A-2	$ 145,600,000	Variable
A-3	$ 25,560,000	Variable
A-4	$ 77,370,000	Variable
M-1	$ 29,764,000	Variable
M-2	$ 20,476,000	Variable
M-3	$ 18,586,000	Variable
M-4	$ 9,766,000	Variable
M-5	$ 9,136,000	Variable
M-6	$ 8,506,000	Variable
M-7	$ 8,191,000	Variable
M-8A	$ 4,300,000	Variable
M-8B	$ 2,000,000	Variable
M-9	$ 5,985,000	Variable
M-10	$ 6,300,000	Variable
C	$ 19,846,090	Variable
P	$ 100	N/A
R	100.00%	N/A
R-X	100.00%	N/A
X	N/A	N/A
FL	100.00%	N/A

The Certificates, other than the Class C Certificates, the Class P Certificates, Class R Certificates, Class R-X Certificates, the Class X Certificates and the Class FL Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 30, 2007 and the Prospectus Supplement, dated February 23, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, Class R Certificates, Class R-X Certificates, the Class X Certificates and the Class FL Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits

Exhibit No.	Description
1.1 4.1 99.1 99.2 99.3 99.4
Underwriting Agreement, dated as of February 23, 2007, between Financial Asset Securities Corp., as Depositor and Greenwich Capital Markets, Inc., as underwriter.

Pooling and Servicing Agreement, dated as of February 1, 2007, by and among Financial Asset Securities Corp. as Depositor, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2007-1 Certificates.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Central Mortgage Company as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, GMAC Mortgage LLC as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Wells Fargo Bank, N.A. as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Countrywide Homes Loans Servicing as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2007

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Ara Balabanian
	Name:	Ara Balabanian
	Title:	Vice President

Index to Exhibits

Exhibit No.	Sequentially Numbered Description

1.1 4.1 99.1 99.2 99.3 99.4
Underwriting Agreement, dated as of February 23, 2007, between Financial Asset Securities Corp., as Depositor and Greenwich Capital Markets, Inc., as underwriter.

Pooling and Servicing Agreement, dated as of February 1, 2007, by and among Financial Asset Securities Corp. as Depositor, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2007-1 Certificates.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Central Mortgage Company as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, GMAC Mortgage LLC as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Wells Fargo Bank, N.A. as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.

Reconstitution Agreement, dated as of February 1, 2007, among the Depositor, Countrywide Homes Loans Servicing as servicer, Wells Fargo Bank, N.A. as Master Servicer and Deutsche Bank National Trust Company as Trustee.